UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 16, 2009
DUOYUAN PRINTING, INC.
(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation)	000-27129 (Commission File Number)	91-1922225 (IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing Industrial Development Zone
Beijing, People’s Republic of China	102600
(Address of Principal Executive Offices)	(Zip Code)
+86 10 6021 2222
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9
EX-10.10

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
          (e) On October 16, 2009, the Duoyuan Printing, Inc. 2009 Omnibus Incentive Plan (the “Plan”) was approved by the Board of Directors (the “Board”) of Duoyuan Printing, Inc. (the “Company”).
          The Plan shall terminate on October 16, 2019, unless terminated sooner as provided for under the terms of the Plan. As of the date hereof, no grants have been made pursuant to the Plan. The Plan provides for the awards of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, and cash bonus awards, the terms and conditions of which are described in the Plan. The maximum number of the Company’s common shares that may be issued under the Plan is 1,750,000. The Plan will be administered by the Company’s Board or the Compensation Committee of the Board.
          A copy of the Plan is attached as Exhibit 10.1 and is hereby incorporated by reference into this Item 5.02(e).
          Additionally, the following forms of award agreements are filed as Exhibits to this Form 8-K and incorporated herein by reference: (i) Form of Incentive Stock Option Agreement is filed as Exhibit 10.2, (ii) Form of Non-Qualified Stock Option Agreement (non-Directors) is filed as Exhibit 10.3, (iii) Form of Non-Qualified Stock Option Agreement (Directors) is filed as Exhibit 10.4, (iv) Form of Restricted Stock Agreement (non-Directors) is filed as Exhibit 10.5, (v) Form of Restricted Stock Agreement (Directors) is filed as Exhibit 10.6, (vi) Form of Restricted Stock Unit Agreement (non-Directors) is filed as Exhibit 10.7, (vii) Form of Restricted Stock Unit Agreement (Directors) is filed as Exhibit 10.8, (viii) Form of Unrestricted Stock Agreement (non-Directors) is filed as Exhibit 10.9 and (ix) Form of Unrestricted Stock Agreement (Directors) is filed as Exhibit 10.10.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
          On October 16, 2009, the Board of the Company approved amendments to the Company’s bylaws. The amendments to the bylaws implement changes that modernize the bylaws following certain revisions to the Wyoming Business Corporation Act and improve corporate governance. The following is a summary of the changes in connection with the amended bylaws:
(i)	Article II, Section 2.1: The bylaws previously stated that an annual meeting of the shareholders would be held. The amended bylaws now provide that directors shall be elected annually at the annual meeting of the shareholders or by written consent in lieu of a meeting.

(ii)	Article II, Section 2.2: The bylaws previously stated that special meetings of the shareholders could be called by the Board or persons authorized by the Board. The amended bylaws also allow the Chairman of the Board, the Chief Executive Officer and shareholders of not less than twenty-five percent (25%) of all outstanding shares of the Company entitled to vote to call a special meeting of shareholders.

(iii)	Article II, Section 2.3: The bylaws previously stated that meetings of the shareholders would be held at such a place as the directors fixed or at the Company’s registered office if no designation was made. The amended bylaws state that, if the Board does not designate a place for the special meeting, then it shall be held at the Company’s principal office. The Board may also hold the special meeting by means of remote communication.

(iv)	Article II, Section 2.4: The amended bylaws allow for meeting notices to be electronically transmitted if the shareholder so consents.

(v)	Article II, Section 2.5: The bylaws previously set forth the method for determining the record date and closing of the transfer books by reference to the default provisions in the Wyoming Business Corporation Act. The amended bylaws state that the record date shall be not more than sixty (60) days and not less than ten (10) days before the shareholder meeting.

(vi)	Article II, Section 2.6: The amended bylaws include provisions on the compilation and examination of the list of shareholders entitled to vote at any meeting.

(vii)	Article II, Section 2.9: The amended bylaws specify that a proxy appointment is valid for eleven (11) months and allow a shareholder to extend the term of the appointment. The bylaws previously stated that a proxy appointment was only valid for six (6) months, unless the appointment provided for a longer term.

(viii)	Article II, Section 2.10: The previous bylaws stated that the affirmative vote of the majority of shares entitled to vote would constitute an act of the shareholders. The amended bylaws require the number of votes approving the matter to exceed the number of votes opposing the matter, except for the election of directors, which may be by a plurality of the votes cast.

(ix)	Article II, Section 2.12: The amended bylaws now provide for the appointment and outline the duties of inspectors of election. The amended bylaws also designate certain rules of order for the annual meeting.

(x)	Article III, Section 3.2: The amended bylaws state that the number of directors shall be fixed from time to time. The bylaws previously established a board of five (5) directors unless and until otherwise determined by the Board.

(xi)	Article III, Section 3.3: The amended bylaws enhance the requirements for the nomination procedures of director candidates, including notice and informational requirements.

(xii)	Article III, Section 3.11: The amended bylaws create a presumption that a director has assented to an action taken at a directors’ meeting at which he or she is present unless the director objects explicitly at the commencement of the meeting, the director’s dissent or abstention is entered in the minutes of the meeting or the director delivered written notice of his or her dissent or abstention to the presiding officer of the meeting during or immediately after the meeting.

(xiii)	Article IV: The amended bylaws provide descriptions of the Company’s officers, including each officer’s duties and authority.

(xiv)	Article V, Section 5.7: The amended bylaws provide the stock ledger of the Company shall be available for inspection by shareholders.

(xv)	Article VI: The amended bylaws provide for indemnification to the fullest extent permitted by Wyoming law.

(xvi)	Article VII: The amended bylaws add miscellaneous provisions related to the power of certain officers to sign checks, drafts or other orders for payment of money, notes or other evidences of indebtedness. The amended bylaws also provide that certain officers may enter into contracts and execute instruments on behalf of the Company and that an attestation to such execution shall not be necessary unless required by resolutions of the Board or governing law.

(xvii)	Article VII, Section 7.2: The amended bylaws provide that the Board may create reserves out of the Company’s legally available funds.

(xviii)	Article VII, Section 7.6: The amended bylaws provide the Chairman of the Board or Chief Executive Officer of the Company with the power and authority to transfer, vote, consent or take any other action with respect to securities of another issuer which may be owned or held by the Company, in accordance with specific directions of the Board.

(xix)	Article VII, Section 7.7: The amended bylaws provide that the fiscal year of the Company shall be July 1 through June 30, unless otherwise fixed by the Board. The bylaws previously provided that the Board would fix the fiscal year of the Company.

(xx)	Article VIII: The amended bylaws incorporate the provision of the Wyoming Business Corporation Act allowing a corporation to adopt emergency bylaws and outline the procedures and requirements for calling an emergency meeting of the Board.
          In addition to the amendments described above, the amended bylaws include certain changes to clarify language and to make other non-substantive changes. This summary is qualified in its entirety by reference to the amended bylaws. A copy of the amended bylaws is attached as Exhibit 3.1 and is hereby incorporated by reference into this Item 5.03.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

Exhibit 3.1
Amended and Restated Bylaws of Duoyuan Printing, Inc. (Incorporated by reference to Exhibit 3.2 to Amendment No. 3 to Registration Statement on Form S-1(File No. 333-161813) filed with the Securities and Exchange Commission on October 16, 2009)

Exhibit 10.1
2009 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.33 to Amendment No. 3 to Registration Statement on Form S-1(File No. 333-161813) filed with the Securities and Exchange Commission on October 16, 2009)

Exhibit 10.2*	Form of Incentive Stock Option Agreement

Exhibit 10.3*	Form of Non-Qualified Stock Option Agreement (non-Directors)

Exhibit 10.4*	Form of Non-Qualified Stock Option Agreement (Directors)

Exhibit 10.5*	Form of Restricted Stock Agreement (non-Directors)

Exhibit 10.6*	Form of Restricted Stock Agreement (Directors)

Exhibit 10.7*	Form of Restricted Stock Unit Agreement (non-Directors)

Exhibit 10.8*	Form of Restricted Stock Unit Agreement (Directors)

Exhibit 10.9*	Form of Unrestricted Stock Agreement (non-Directors)

Exhibit 10.10*	Form of Unrestricted Stock Agreement (Directors)

*	Filed herein

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUOYUAN PRINTING, INC. (REGISTRANT)
Date: October 22, 2009	By:	/s/ Christopher Patrick Holbert
		Name:	Christopher Patrick Holbert
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit 3.1
Amended and Restated Bylaws of Duoyuan Printing, Inc. (Incorporated by reference to Exhibit 3.2 to Amendment No. 3 to Registration Statement on Form S-1(File No. 333-161813) filed with the Securities and Exchange Commission on October 16, 2009)

Exhibit 10.1
2009 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.33 to Amendment No. 3 to Registration Statement on Form S-1(File No. 333-161813) filed with the Securities and Exchange Commission on October 16, 2009)

Exhibit 10.2*	Form of Incentive Stock Option Agreement

Exhibit 10.3*	Form of Non-Qualified Stock Option Agreement (non-Directors)

Exhibit 10.4*	Form of Non-Qualified Stock Option Agreement (Directors)

Exhibit 10.5*	Form of Restricted Stock Agreement (non-Directors)

Exhibit 10.6*	Form of Restricted Stock Agreement (Directors)

Exhibit 10.7*	Form of Restricted Stock Unit Agreement (non-Directors)

Exhibit 10.8*	Form of Restricted Stock Unit Agreement (Directors)

Exhibit 10.9*	Form of Unrestricted Stock Agreement (non-Directors)

Exhibit 10.10*	Form of Unrestricted Stock Agreement (Directors)

*	Filed herein